Exhibit 10.1
(Long-Term Supply Agreement)

LOCKHEED MARTIN CORPORATION
Acting Through Its
Lockheed Martin Aeronautics Company
P.O. Box 748 Fort Worth, Texas 76101
817-777-2000

MASTER PURCHASE ORDER	PAGE 1
(SUPPLEMENT)	07/11/07

PURCHASE ORDER NO:	M4560
SUPPLEMENT NO:	009
CONTRACT TYPE	REQUIREMENTS
VENDOR NO:	008594
BUYER:	BLAKEMAN, CE
TELEPHONE	(817) 762-1215
MAIL ZONE	1420
ACCEPTANCE: Acknowledgment of this order or, in any event, delivery in whole or in part constitutes acceptance of this order, it is the entire contract and is not subject to variation irrespective of the wording of Seller’s accept-ance. No changes are binding on Buyer unless in writing and signed by an authorized person of Buyers Procurement Department.

TO:	RTI — ST. LOUIS	FROM:	LOCKHEED MARTIN AERONAUTICS
	950 FRANKLIN STREET		LOCKHEED BLVD.
	SULLIVAN , MO 630801257		PO BOX 748
FORT WORTH , TX 76101
ATTN: BLAKEMAN, CE, MZ: 1420
EXCEPT AS HEREBY AMENDED BY THIS SUPPLEMENT, ALL TERMS AND CONDITIONS OF THIS PURCHASE ORDER INCLUDING PREVIOUS AMENDMENTS OR MODIFICATIONS, IF ANY, REMAIN IN EFFECT AND ARE APPLICABLE TO THIS SUPPLEMENT.
     THE ABOVE CONTRACT IS HEREBY AMENDED AS FOLLOWS:
EXPIRATION DATE CHANGED FROM: DECEMBER 31, 2010
     EXPIRATION DATE CHANGED TO:  DECEMBER 31, 2020
THE FOLLOWING PURCHASE ORDER TEXT IS ADDED:
NEW MASTER TEXT
     SUPP 009 (06/26/07) ISSUED TO FORMALLY INCORPORATE THE FOLLOWING DOCUMENTS:
—	“ATTACHMENT “A”” “MASTER PURCHASE ORDER M4560 REQUIREMENTS CONTRACT BETWEEN LOCKHEED MARTIN CORPORATION AND RTI INTERNATIONAL METALS, INC”; DATED 30 MAY 2007; PAGES 1 THROUGH 12.

—	“ATTACHMENT PL” (SHEET/PLATE) PAGES 1 THROUGH 4 AND

This is a rated order certified for national defense use when a DPAS Rating is entered, and you are required to follow all the provisions of the Defense Priorities and Allocations System regulation (15 CFR 700).
APPENDIXES AND CODES NOTED ABOVE ARE INCORPORATED HEREIN.	P.O. Number, P. O. Item, CEVI Number, if applicable must show on all packing lists, invoices and communication.

LOCKHEED MARTIN CORPORATION
Acting Through Its
Lockheed Martin Aeronautics Company
P.O. Box 748 Fort Worth, Texas 76101
817-777-2000

MASTER PURCHASE ORDER	PAGE 2
(SUPPLEMENT)	07/11/07

PURCHASE ORDER NO:	M4560
SUPPLEMENT NO:	009 (CONTINUED)
CONTRACT TYPE	REQUIREMENTS
VENDOR NO:	008594
ACCEPTANCE: Acknowledgment of this order or, in any event, delivery in whole or in part constitutes acceptance of this order, it is the entire contract and is not subject to variation irrespective of the wording of Seller’s acceptance. No changes are binding on Buyer unless in writing and signed by an authorized person of Buyers Procurement Department.

*** SUPPLEMENT 009 PURCHASE ORDER NO. M4560
THE FOLLOWING PURCHASE ORDER TEXT IS ADDED:
NEW MASTER TEXT
“ATTACHMENT PL” (BILLET) PAGES 1 THROUGH 3, DATED 30 MAY 2007.
—	“ATTACHMENT “BEQ”, DATED 26 JUNE 2007
ALL UNMODIFIED TERMS AND CONDITIONS OF M4560 SHALL REMAIN UNCHANGED AND SHALL CONTINUE IN EFFECT.

BY:	/s/ William A. Pallante	APPROVED BY:	/s/ GL Bailey

	SELLER REPRESENTATIVE		LOCKHEED MARTIN CORPORATION
BAILEY, GL
VICE PRESIDENT
MATERIAL MANAGEMENT
*** END OF SUPPLEMENT 009, PO NUMBER M4560                     ***

This is a rated order certified for national defense use when a DPAS Rating is entered, and you are required to follow all the provisions of the Defense Priorities and Allocations System regulation (15 CFR 700).
APPENDIXES AND CODES NOTED ABOVE ARE INCORPORATED HEREIN,	P.O. Number, P. O. Item, CEVI Number, if applicable must show on all packing lists, invoices and communication.

MASTER PURCHASE ORDER	PAGE 1 07/11/02

PURCHASE ORDER NO:	M4560
SUPPLEMENT NO:	003
CONTRACT TYPE	REQUIREMENTS
VENDOR NO:	009712
BUYER:	COMUNALE, LL
TELEPHONE	(817) 763-3283
MAIL ZONE	1420

TO:	RTI INTERNATIONAL METALS	FROM:	LOCKHEED MARTIN CORPORATION
	1422 N. MEDIO RIVER CIRCLE		LOCKHEED MARTIN AERONAUTICS
	SUGAR LAND , TX 77478		LOCKHEED BLVD.
P.O. BOX 748
FORT WORTH , TX 76101
ATTN: COMUNALE, LL, MZ: 1420

EFFECTIVE DATE: EXPIRATION DATE:	APRIL 18, 2002 DECEMBER 31, 2006	TOTAL FUNDING: TOTAL COMPENSATION:	100,000.00 100,000.00
MASTER TEXT
SUPPLEMENT 002 IS THE BASIC PURCHASE ORDER
SUPP 003 (7/11/02) CHANGES PO TEXT PER DIRECTION FROM LEGAL.
**************** MASTER PURCHASE ORDER M4560 ****************
THIS FIRM-FIXED PRICE CONTRACT, DESIGNATED AS MASTER PURCHASE ORDER M4560, CONSTITUTES THE AGREEMENT BY AND BETWEEN LOCKHEED MARTIN AERONAUTICS — FT WORTH (LM AERO) HEREINAFTER REFERRED TO AS THE BUYER, AND RTI INTERNATIONAL METALS, INC. HEREINAFTER REFERRED TO AS THE SELLER, FOR JSF TITANIUM SHEET AND PLATE. CHANGES IN PRICE SHALL BE GOVERNED BY THE FORMULA SHOWN IN ATTACHMENT PL.
*********************************************************************
THIS PURCHASE ORDER IS A REQUIREMENTS TYPE PURCHASE ORDER.
THIS MPO INCLUDES ATTACHMENT (A), MASTER PURCHASE ORDER M4560 REQUIREMENTS CONTRACT LANGUAGE. THE “TOTAL FUNDING” AND “TOTAL COMPENSATION” SHOWN ABOVE REPRESENT ESTIMATES BASED ON THE BUYER’S BEST ESTIMATED QUANTITIES (BEQ) AND DOES NOT CONSTITUTE AN OBLIGATION OR LIABILITY ON THE PART OF THE

MASTER PURCHASE ORDER	PAGE 2
07/11/02

PURCHASE ORDER NO: SUPPLEMENT NO:	M4560 003
BUYER.
JSF TERMS AND CONDITIONS ARE INCORPORATED AS NOTED BELOW:
JSF EMD CORPDOC3; JSF EMD CORPDOC3A; APPENDIX B (H, H–AH CLAUSES).

BY:	/s/ Robert L. Ramsey	APPROVED BY:	/s/ LL Comunale

	SELLER REPRESENTATIVE RTI INTERNATIONAL METALS ROBERT L. RAMSEY SALES MANAGER		LOCKHEED MARTIN CORPORATION COMUNALE, LL PURCHASING REPRESENTATIVE MATERIAL MANAGEMENT
***       END OF P.O. NUMBER M4560                                                                                   ***

Attachment “A”
Master Purchase Order M4560
Requirements Contract
Between Lockheed Martin Corporation
And RTI International Metals, Inc.
This Requirements Contract or Master Purchase Order (“MPO”) is entered into as of the 1st day of July 2002, as hereby amended on 30 May, 2007 and between Lockheed Martin Corporation (“LMC”), a Maryland Corporation, acting by and through its Lockheed Martin Aeronautics Company (“Buyer”) and RTI International Metals, Inc. (RTI), an Ohio Corporation (“Seller”).
WITNESSETH
WHEREAS, LMC has entered into prime contracts with the United States Government (“USG”) for the sale of JSF F-35 Aircraft; and
WHEREAS, in addition to the above-stated contracts with the USG, LMC has or intends to enter into prime contracts with commercial customers for foreign sales of the JSF F-35 Aircraft; and
WHEREAS, Buyer and Seller desire to enter into an MPO binding Buyer to annually purchase the first eight (8) million pounds of its titanium mill product (plate, sheet and billet) requirements, as hereinafter defined, for certain component items of the JSF F-35 Aircraft, during the period of this MPO, and the desire of Seller to furnish all such items during the same period;
WHEREAS, the “Total Funding” and “Total Compensation” shown on the first page of this MPO represent estimates only based on Buyer’s Best Estimated Quantities (“BEQs”), and along with the BEQs, do not constitute an obligation or liability on the part of Buyer;
NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, the parties hereto agree as follows:
1.	Definitions

“MPO” means this Requirements Contract or Master Purchase Order.

“Buyer” means the Lockheed Martin Aeronautics Company of Lockheed Martin Corporation.

Amendment to MPO
Supplement 009
30 May 2007

Attachment “A”
Master Purchase Order M4560
Requirements Contract
Between Lockheed Martin Corporation
And RTI International Metals, Inc.
“Requirements” means those requirements arising in connection with prime contracts for the JSF F-35 Aircraft, USG or commercial, domestic or foreign, performed by Lockheed Martin Aeronautics Company, and as further defined herein.

“Items” means those goods and services identified in Clause 4, “Covered Items,” hereof.

“Authorizing Document” means Purchase Order(s) (PO), Purchase Order Supplements (POS), Release Purchase Orders (RPOs), or other similar authorizing document, by which Buyer will order quantities, if any, pursuant to this MPO.

“Seller” means RTI.

2.	Requirements

Subject to any limitations and/or other provisions of this MPO, Buyer agrees to order the first eight (8) million pounds of Buyer’s titanium mill products (plate, sheet and billet) requirements, if any, of the Items which Buyer procures from other than a business unit, division or subsidiary of Lockheed Martin Corporation, and Seller agrees to furnish such Items during the Period of this MPO.

3.	Period of MPO

Unless terminated in accordance with the Termination clauses of the applicable Terms and Conditions of this MPO, the effective period of this MPO shall be for deliveries of Item(s) from July 1, 2002 through December 31, 2020. Any change in prices shall be governed by the formula shown in Attachment “PL”. For purposes of the effective period of this MPO, in the event Seller does not complete delivery of any Item(s) as scheduled, Buyer, at its election, may (a) require Seller to complete delivery of such ltem(s) in accordance with a Buyer approved recovery schedule or (b) terminate the order pursuant to the “Termination” clause of the applicable Terms and Conditions. In the event Buyer elects to accept late delivery of the Item(s), Buyer and Seller’s rights and obligations will remain in effect with respect to the late delivery of such ltem(s) as if the Item(s) were delivered as scheduled.

Amendment to MPO Supplement 009 30 May 2007

Attachment “A”
Master Purchase Order M4560
Requirements Contract
Between Lockheed Martin Corporation
And RTI International Metals, Inc.
This MPO shall survive the completion of orders issued hereunder, and no termination of such an individual order will operate as a termination of this MPO, unless such is expressly provided by Buyer in the notice of termination to Seller. In no event shall this MPO’s effective period exceed the above stated period of performance.

4.	Covered Items

The Items subject to this MPO are titanium sheet, plate and billet for the JSF program, which shall include, but not be limited to, the sheet, plate and billet items in Attachment “BEQ”.

5.	Order Quantities

Buyer is not required to order any minimum or maximum quantity of Items during the effective period of this MPO other than the first eight million lbs of its aggregate annual requirements. Any estimates, or Best Estimated Quantities (“BEQs”), provided by Buyer in accordance with clause 6, “Pricing” or otherwise, are for planning purposes only and shall not be construed as minimum order requirements nor shall any provision of this MPO obligate Buyer to purchase any specific quantity of the Items. Buyer shall have no liability to Seller for any specific quantities unless and until Authorizing Documents are issued for Items covered by this MPO.

The actual volume required to be purchased will be based on the JSF program requirements. Lockheed Martin Aeronautics Company will enjoin with authority all of its Affiliated Companies and/or Qualified Suppliers to procure the first eight (8) million pounds of titanium products covered by this MPO in support of the JSF program on an annual basis from RTI, directly or indirectly. In the event the JSF program requirements do not exceed eight (8) million pounds of titanium products covered by this MPO in a given year, Lockheed Martin Aeronautics Company will enjoin with authority all of its Affiliated Companies and/or Qualified Suppliers to procure all such required quantity for such given year from RTI.

Amendment to MPO
Supplement 009
30 May 2007

Attachment “A”
Master Purchase Order M4560
Requirements Contract
Between Lockheed Martin Corporation
And RTI International Metals, Inc.
6.	Pricing

The prices set forth in Attachment “PL” shall apply to Items ordered under this MPO. The calendar-year price shall apply to all Items scheduled for delivery in the cited calendar year. It is understood that if Seller is delinquent and a delivery is made in a later calendar year, the price paid by Buyer shall be the price for the calendar year in which delivery was originally scheduled. All prices are firm fixed price in then-year dollars.

7.	Delivery

Subject to clause 8, below, the delivery schedules set forth in each Authorizing Document shall not be in advance of Seller’s current lead time identified in Attachment “PL” herein. Seller shall inform Buyer whenever this lead time is expected to change. Until such time as Buyer and Seller mutually agree upon a revised lead time, and the same is incorporated into this Agreement, the valid lead time is that set forth herein. The actual delivery schedule, based on Seller’s lead time, will be included in each Authorizing Document. Buyer shall have the right to require delivery to multiple destinations.

8.	Expedited Orders

It is recognized that Buyer may from time to time need to procure Items in advance of Seller’s lead time defined in clause 7, above. Seller agrees to endeavor to satisfy Buyer’s schedule needs at no increase in price. After advising Seller of the latest possible acceptable delivery date, in the event Seller cannot meet Buyer’s schedule within the contractual price, Buyer may fulfill its requirement for that increment from another source without violating any provision of this MPO.

9.	Ordering from Different Sources

If for any reason, including any reason which would constitute an excusable delay under the default provision applicable to this MPO, Seller cannot fill Buyer’s Requirement at the time Buyer issues the order, Buyer may, after advising Seller of the latest possible acceptable delivery date, fulfill its requirements for that increment

Amendment to MPO
Supplement 009
30 May 2007

Attachment “A”
Master Purchase Order M4560
Requirements Contract
Between Lockheed Martin Corporation
And RTI International Metals, Inc.
from other suppliers without violating any provision of this MPO.

10.	This section left blank intentionally

11.	Issuance of Authorizing Documents
(a)	Content of Orders. From time to time as Buyer’s Requirements arise, Buyer or its supply chain will issue Authorizing Documents to Seller for Items covered by this MPO. Each Authorizing Document will include the following:
(1)	A description of the Items covered by this MPO;

(2)	The quantity required;

(3)	The unit pricing applicable to the Items covered by this MPO.

(4)	The delivery schedule;

(5)	All applicable quality assurance appendices;

(6)	All applicable drawing, design, specification and other technical requirements.
(b)	Precedence. In the event of any inconsistency between this MPO, Applicable Terms and Conditions, Appendices, Documents, other specifications or provisions which are part of this MPO or an Authorizing Document, the order of priority shall be as follows:
(1)	This MPO (excluding standard Appendices described in Clause 13 and the Specifications);

(2)	Standard Appendices described in clause 13;

(3)	Other Documents contained in or incorporated in this MPO;

(4)	Authorizing Documents issued under this MPO;

Amendment to MPO
Supplement 009
30 May 2007

Attachment “A”
Master Purchase Order M4560
Requirements Contract
Between Lockheed Martin Corporation
And RTI International Metals, Inc.
(5)	The Specifications.
12.	Applicable Appendices and other Documents
(a)	Appendices and Documents applicable to this MPO and all Authorizing Documents issued hereunder.

The following Appendices and Documents are incorporated herein by this reference as if the same were incorporated herein in full text and applicable to this MPO and all Authorizing Documents issued pursuant to this MPO:
(1) Appendix QX — Seller Quality Requirements
(2) Appendix Y — Statistical Process Control dated 06/01/99.
(3) PM 5010C — Packaging, Marking, Handling & Transportation Instructions.
(4) CORPDOC 3 dated 29 April 1999
(5) CORPDOC 3A dated 2 February 2000.
(6) Appendix B, Section H, H-AH clauses, Special Purchase Order Requirements for JSF.
(7) Attachment CTS, Cut To Size Requirements For Raw Material.
(8) Attachment NDT, Heat Treat Verification Requirements For Raw Material.
(9) Attachment NET, Electronic Reporting Requirements For Raw Material.
(10) Attachment PTR, Periodic Testing Requirements For Raw Material.
(11) Attachment RTB, Right To Buy For Raw Material.
(12) Attachment “PL”, Pricing Matrix.
(13) Attachment BEQ, Best Estimated Quantities.
(14) Certification Regarding Debarment, Suspension, Proposed Debarment, and Other Responsibility Matters.
(15) Certification of Clean Air and Water.
(16) Certification and Disclosure Regarding Payments to Influence Certain Federal Transactions (Byrd Amendment).
(17) Certification of Toxic Chemical Release Reporting.

Amendment to MPO
Supplement 009
30 May 2007

Attachment “A”
Master Purchase Order M4560
Requirements Contract
Between Lockheed Martin Corporation
And RTI International Metals, Inc.
(18) Certification “Identification and Assertion Of Use, Release, Or Disclosure Restrictions (Based On DFARS 252.227-7017) (Jun 1995)”.
(19) Certification “Royalty Information (APR 1984) Based On FAR 52.227-6”.
(20) Certification “Technical Data Or Computer Software Previously Delivered To The Government (Jun 1995) (Based On DFARS 252.227-7028)”.
(b)	Any references to General Dynamics Fort Worth Division, Lockheed Fort Worth Company, or Lockheed Martin Tactical Aircraft Systems contained in this MPO, or any Documents or Appendices incorporated herein, shall be deemed to be references to Buyer.
(c)	Seller agrees that upon Buyer’s request, it will from time to time enter into new and/or additional terms and conditions to accommodate new and similar provisions, as Buyer may reasonably deem necessary, in order to comply with the provisions of new Buyer prime contract(s). If any such terms and/or conditions cause an increase or decrease in the cost of this MPO, an equitable adjustment shall be made in the price or delivery schedule, or both, in accordance with the “Changes” clause of the applicable Appendices.
13.	Changes to the Items
(a)	Pursuant to CORPDOC 3, Federal Acquisition Regulation 52.243-1, “Changes — Fixed Price,” is incorporated herein. “Contracting Officer” and “Government” mean Buyer.
(b)	From time to time, engineering or other changes to the Items covered by this MPO may result in the assignment of a new part number or “dash” number for the Items.
(1)	If such a change results in an increase in the recurring price of the Items, such changed part will not be considered as being within the scope of this MPO unless and until the price of such Item is negotiated and agreed to by Buyer and this MPO has been modified to incorporate such revised part number.

Amendment to MPO
Supplement 009
30 May 2007

Attachment “A”
Master Purchase Order M4560
Requirements Contract
Between Lockheed Martin Corporation
And RTI International Metals, Inc.
(2)	If such change does not result in a change in the recurring price of the Items, and such changed part otherwise satisfies Buyer’s Requirements, such changed part shall be deemed within the scope of this MPO. Buyer shall issue a modification of this MPO to reflect such changed part numbers.
(c)	Whenever Seller requests an equitable adjustment under the “Changes” clause of the applicable Appendices, referenced in clause 13, such request shall include an estimate of the impact, if any, upon the pricing of the Items covered by this MPO. The adjustment, if any, to the prices of the Items shall be resolved pursuant to the “Changes” clause and this MPO shall be amended as necessary.
14.	Inspection

Authorizing Documents issued under this MPO shall specify whether Buyer inspection is at source. In the event inspection is at source, Seller shall, within five (5) days of receipt of such Authorizing Document, contact the appropriate Buyer field representative. Such representative will be indicated on the Material Management Center (MMC) homepage at www.ammc.lmco.com/pqar locate worldmap or by contacting the MMC Buyer.

15.	Continuous Improvement

Seller and Buyer shall make a good faith effort during the term of this PO to work together to reduce the PO price and lead time of the Items to be delivered hereunder. In furtherance of such effort, Seller shall suggest ideas, including without limitation leveraged purchases, alternate contracting methods, and process improvements. Buyer and Seller shall share in any savings resulting from the implementation of any such ideas. Additionally, if lead time reductions result and Buyer desires to amend any PO delivery schedules, Buyer and Seller shall amend such PO delivery schedules to reflect such lead time reductions.

The only amounts to be shared in by Seller are those savings, if any, resulting from the implementation of such continuous improvement ideas. Seller shall not share in

Amendment to MPO Supplement 009
30 May 2007

Attachment “A”
Master Purchase Order M4560
Requirements Contract
Between Lockheed Martin Corporation
And RTI International Metals, Inc.
any other savings, including without limitation any “savings” which result from a change in the prime contract, and any “savings” which result from any total or partial termination of this MPO. Accordingly, matters pertaining to prime contract changes and terminations shall be dealt with according to the “Changes” clause, the “Termination of Convenience” clause, or the “Default” clause, respectively, if and as applicable.

16.	No Cost Reschedule
(a)	Seller shall extend to Buyer no cost reschedule rights for quantities rescheduled (decelerated).
(b)	Schedule revisions (PO net changes), including additional requirements, are anticipated to be released to Seller monthly, unless conditions warrant a greater frequency.
17.	Capacity
(a) Seller shall allocate up to eight (8) million pounds of annual mill product capacity (up to 3.3 million pounds of sheet and plate and the balance being billet) to the JSF Program at the prices within this MPO.
(b) At any point in time that Seller determines in its discretion that a ramp-down in the F-22 Program has occurred which will cause its mill product supply committed to such program to become available, Seller shall afford Buyer a right of first refusal whereby Buyer can elect to reallocate such terminal F-22 volume to the JSF program at the pricing per this MPO. This process shall apply to any series of F-22 ramp-downs such that Seller may present Buyer with multiple decision points; however, each decision point shall be binding on the terminal F-22 capacity made available from the specific ramp-down. Notwithstanding the foregoing, in no event shall more than an aggregate of 1.1 million pounds annually be reallocated from the F-22 program at the pricing per this MPO.

Amendment to MPO
Supplement 009
30 May 2007

Attachment “A”
Master Purchase Order M4560
Requirements Contract
Between Lockheed Martin Corporation
And RTI International Metals, Inc.
18.	Right To Buy

From time to time (1) a business unit or units, or a subsidiary or subsidiaries of Buyer other than the business unit or subsidiary for which Buyer is acting in connection with this PO (“Affiliated Company,” or “Affiliated Companies”), or (2) a supplier or suppliers of Buyer, at any tier, providing supplies to Buyer in connection with the prime contract(s) or higher tier subcontract(s) under which this PO is issued (“Qualified Supplier,” or “Qualified Suppliers”); or both, may desire to procure a quantity of the Items as described herein.

Seller shall sell to any Affiliated Company commercially reasonable quantities of the Items as are requested by such Affiliated Company; and, shall sell to any Qualified Supplier such commercially reasonable quantities of the Items as are requested by such Qualified Supplier for such Affiliated Company or Qualified Supplier’s use in providing supplies to Buyer under the prime contract(s) or higher tier subcontract(s) under which this PO is issued. However, Seller shall not be required to enter into any such sale if it (1) has in good faith determined that there are reasonable grounds to conclude, and does conclude, that the prospective buyer is not financially sound or is not capable of carrying out the obligations of the terms and conditions of the purchase order as are described below, (2) so notifies such prospective buyer, (3) gives such prospective buyer a reasonable opportunity to provide information which refutes Seller’s conclusion, and (4) Seller upon receiving such information retains its good faith belief.

The price of the Items of any such sale shall be the price set forth in this PO, and the remaining terms and conditions of any such sale shall be substantially similar to the terms and conditions of this PO. In connection with any such sale, Seller may require any Affiliated Company or Qualified Supplier to enter into a requirements contract with Seller. In order to receive the same prices and lead times as the Buyer JSF Team members, suppliers may be required by Seller to sign a separate agreement or purchase order with Seller which will commit them to purchase their titanium requirements for JSF from Seller. Seller will be responsible for securing the separate agreements.

Seller shall enter into a separate purchase order with any such Affiliated Company or Qualified Supplier which desires to procure a quantity of Items, and Seller shall look to the purchaser under any such purchase order for satisfaction of any and all

Amendment to MPO
Supplement 009
30 May 2007

Attachment “A”
Master Purchase Order M4560
Requirements Contract
Between Lockheed Martin Corporation
And RTI International Metals, Inc.
obligations thereunder. Buyer shall have no obligation for payment or any matter whatsoever under this PO for any sale to an Affiliated Company or Qualified Supplier, but shall have the obligation to perform its obligations, if any, as it may undertake under any such separate purchase order.
19.	Office Space

Buyer shall make available office space and office furniture as may be required by Seller’s personnel, who will be stationed at Buyer’s Ft. Worth plant, without direct charge to Seller.

Seller shall make available office space and office furniture as may be required by personnel of Buyer and Buyer’s Customer, who will be stationed at Seller’s plant, without direct charge to Buyer.

20.	Cooperation with Integrated Product Teams (IPTs)

Upon request by Buyer, Seller shall participate in or cooperate with Program IPTs that have been or may be established for the raw material that Seller is developing or producing under this subcontract.

Upon request by Buyer and at no additional cost to Buyer, Seller shall send one or more representatives to a facility designated by Buyer to support the cognizant IPT(s) during the design and development phase of the Program.

21.	Hazardous Material Warranty

Seller warrants that Items delivered under this MPO do not contain any of the hazardous material listed on the Hazardous Materials Elimination List (“HMEL”) under this heading “I. Banned Material” as of the effective date of this MPO. Seller agrees to indemnify Buyer against any loss, cost, damage or liability including removal costs, by reason of Seller’s violation of this warranty.

Amendment to MPO
Supplement 009
30 May 2007

Attachment “A”
Master Purchase Order M4560
Requirements Contract
Between Lockheed Martin Corporation
And RTI International Metals, Inc.
22.	State of Texas Direct Payment Exemption and Sales Tax Resale

Buyer’s State of Texas Direct Payment Exemption Certificate for Sales, Excise, and Use Tax No. 30118119459 or Texas Sales Tax Resale Certificate No. 15218936324 apply to this MPO unless otherwise specified. Buyer will be responsible for the payment of any Texas Sales and Use Tax applicable to this MPO.

23.	Amendments

This MPO may be amended from time to time by written agreement of the parties, signed by their duly authorized representatives.

24.	Entire MPO

This MPO represents the entire agreement between the parties with respect to the matters contained herein. All prior agreements, representations, statements, negotiations and undertakings, whether written or oral, are superseded by this MPO.
IN WITNESS WHEREOF, the parties have caused this Master Purchase Agreement to be executed by their duly authorized representatives.

LOCKHEED MARTIN CORPORATION		RTI INTERNATIONAL METALS, INC.

By:	/s/ Linda Zimmerman	By:	/s/ William A. Pallante

Printed Name: LINDA ZIMMERMAN		Printed Name: WILLIAM A. PALLANTE

Title: DIRECTOR, PROCUREMENT		Title: VICE PRESIDENT COMMERCIAL

Date: 05/30/07		Date: 5/30/07

Amendment to MPO
Supplement 009
30 May 2007